Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
AND TERM CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Revolving and Term Credit Agreement (this “Amendment”), made as of March 14, 2014, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
W I T N E S S E T H:
WHEREAS, Borrower, Guarantors, Lenders, Agent, Swing Line Lender, and KeyBanc Capital Markets, as sole arranger and sole bookrunner, entered into that certain Second Amended and Restated Revolving and Term Credit Agreement dated as of September 14, 2012 (the “Credit Agreement”), pursuant to which Lenders established a revolving credit facility and a term loan facility for the benefit of Borrower; and
WHEREAS, Borrower has requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth; and
WHEREAS, Lenders and Agent have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and hereby further agree as follows:
1.Amendments to §1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions in proper alphabetical sequence:
“Additional Bond Indebtedness. Bond Indebtedness issued after the effective date of the First Amendment, in an aggregate principal amount not exceeding $300,000,000 at any time.”
“Existing Bond Indebtedness. Bond Indebtedness in existence prior to the effective date of the First Amendment.”
“First Amendment. The First Amendment to Second Amended and Restated Revolving and Term Credit Agreement, dated as of March 14, 2014, which amends this Agreement.”

2.Amendment to §8.1 of the Credit Agreement. Section 8.1 of the Credit Agreement, Restrictions on Indebtedness, is hereby amended in subsection (xvi) thereof by deleting such subsection in its entirety and substituting the following in lieu thereof:
“(xvi)    (1) Existing Bond Indebtedness; and (2) Additional Bond Indebtedness; provided that (a) such Additional Bond Indebtedness is either unsecured or secured as permitted by §8.2(xviii), (b) Borrower shall have provided to Agent a certificate that no Default or Event of Default exists or would be caused by the incurrence of such Additional Bond Indebtedness, giving pro forma effect to any repayment of Indebtedness with the net cash proceeds of such Additional Bond Indebtedness, (c) if such Additional Bond Indebtedness is not Convertible Bond Indebtedness, the net cash proceeds from the issuance thereof must be applied first to the repayment in full of the Term Loan and thereafter may be used for general corporate purposes (it being understood and agreed that the net cash proceeds from the issuance of Convertible Bond Indebtedness shall not be required to be applied to prepay the Loans), and (d) if such Additional Bond Indebtedness is Convertible Bond Indebtedness and a Call Option Overlay is entered into in conjunction therewith, the terms of such Call Option Overlay shall be those customary for such transactions; and,”
3.Amendment to §8.2 of the Credit Agreement. Section 8.2 of the Credit Agreement, Restrictions on Liens, etc, is hereby amended in subsection (xviii) by deleting such subsection its entirety and substituting the following in lieu thereof:
“(xviii)    Liens on Mortgaged Properties and other Collateral securing Additional Bond Indebtedness, subject to an intercreditor agreement, collateral trust or similar agreement subordinating such Liens to Agent’s Liens thereon securing the Obligations and containing terms satisfactory to Agent in its sole discretion.”
4.Amendment to §14.11 of the Credit Agreement. Section 14.11 of the Credit Agreement, Request for Agent Action, is hereby amended by adding the following sentence at the end of such Section:
“In addition, Agent is hereby expressly authorized to execute and deliver any intercreditor agreement, collateral trust or similar agreement contemplated by §8.2(xviii) and to enter into such modifications of the Security Documents, if any, as Agent may determine necessary or appropriate to effectuate the provisions of any such intercreditor agreement, collateral trust or similar agreement and the transactions and amendments contemplated thereby.”
5.No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided or permitted herein, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and Borrower and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Agent or Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
6.Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
(a)Counterparts of this Amendment duly executed by Borrower, each of the Guarantors and the Required Lenders;
(b)The representations and warranties made pursuant to Section 7 of this Amendment shall be true and correct; and
(c)Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with reasonable fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters, in each case to the extent invoiced at least one (1) Business Day prior to the date hereof.
7.Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
(a)    The execution, delivery and performance by Borrower and each Guarantor of this Amendment are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;
(b)    No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made and the filing of Security Documents delivered in connection herewith in the appropriate records office with respect thereto, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment;
(c)    This Amendment constitutes the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
(d)    All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and

(e)    No Default or Event of Default is existing and none would result, in each case upon this Amendment becoming effective and after giving effect hereto.
8.Reaffirmation of Guaranty and Security Documents. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to the Guaranty Agreement and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment. Each Loan Party reaffirms and admits the validity and enforceability of each Security Document to which it is a party and all of its obligations thereunder and agrees and admits that (a) it has no defense to any such obligation (as of the date of this Amendment) and (b) it shall not exercise any setoff or offset to any such obligation.
9.Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and modified hereby.
10.Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
11.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
12.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
13.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER: FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Its:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Execution of First Amendment to Second Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS: FORESTAR GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR MINERALS LP, a Delaware limited partnership By: Forestar Minerals GP, LLC, general partner

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR OIL & GAS LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Execution of First Amendment to Second Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): FORESTAR REALTY INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

SWR HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer
[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Execution of First Amendment to Second Amended and Restated
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): HARBOR LAKES GOLF CLUB LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

JOHNSTOWN FARMS, LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

SAN JACINTO I, LLC, a Texas limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

GUARANTORS (cont’d): FORESTAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORCO REAL ESTATE INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

SECO ENERGY CORPORATION, a Nevada corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

UNITED OIL CORPORATION, an Oklahoma corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR CAPITAL INC., a Delaware corporation

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR MINERALS GP LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

FORESTAR MINERALS HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

HARBOR LAKES CLUB MANAGEMENT LLC, a Texas limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

STONEY CREEK PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Christopher L. Nines
Name:	Christopher L. Nines
Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[Execution of First Amendment to Second Amended and Restated
Revolving and Term Credit Agreement Continued]

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender and as Agent

By:	/s/ Kristin Centracchio
Name:	Kristin Centracchio
Title:	Vice President

KeyBank National Association
1200 Abernathy Road, NE
Suite 1550
Atlanta, Georgia 30328
Attn: Daniel Silbert
Facsimile: (770) 510-2195

[Execution of First Amendment to Second Amended and Restated
Revolving and Term Credit Agreement Continued]

AgFIRST FARM CREDIT BANK, as a lender

By:	/s/ Matthew H Jeffords
Name:	Matthew H Jeffords
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[execution continued from preceding page]

NORTHWEST FARM CREDIT SERVICES, PCA, as a lender

By:	/s/ Candy Boswell
Name:	Candy Boswell
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[execution continued from preceding page]

AMEGY BANK NATIONAL ASSOCIATION, as a lender

By:	/s/ Jennifer Wilkinson
Name:	Jennifer Wilkinson
Title:	Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

CAPITAL ONE N.A., as a lender

By:	/s/ Michael B. Perrine
Name:	Michael B. Perrine
Title:	Commercial Banking President - Austin

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

METROPOLITAN LIFE INSURANCE COMPANY, as a lender

By:	/s/ W. Kirk Purvis
Name:	W. Kirk Purvis
Title:	Director

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a lender

By:	/s/ Monica Libbey
Name:	Monica Libbey
Title:	Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

GOLDMAN SACHS BANK USA, as a lender

By:	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a lender

By:	/s/ Joe Carroll
Name:	Joe Carroll
Title:	SVP

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender

By:	/s/ Andrew Lucas
Name:	Andrew Lucas
Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

SYNOVUS BANK, as a lender

By:	/s/ David W. Bowman
Name:	David W. Bowman
Title:	SVP

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

[execution continued from preceding page]

UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a lender

By:	/s/ Mike Frodermann
Name:	Mike Frodermann
Title:	Sr. Vice President

CADENCE BANK, N.A., as a lender

By:	/s/ Melinda N. Jackson
Name:	Melinda N. Jackson
Title:	Senior Vice President

[END OF SIGNATURES]